LEGG MASON CHARLES STREET TRUST, INC.

SUPPLEMENT DATED MARCH 26, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2011,

AS SUPPLEMENTED, OF

LEGG MASON BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

The section of the fund’s Statement of Additional Information titled “The Funds’ Investment Adviser and Manager—Portfolio Manager” is amended as follows:

Portfolio Manager

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio manager oversees the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and reviews trades before execution. Batterymarch’s Developed Markets Team manages this fund. Members of the investment team may change from time to time. Stephen A. Lanzendorf, CFA is responsible for the strategic oversight of the fund’s investments. The table below provides information regarding other accounts for which Mr. Lanzendorf has day-to-day management responsibility.

Stephen A. Lanzendorf

As of December 31, 2011:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	10	3,600,159,549	0	0
Other pooled investment vehicles	15	1,111,647,635	1	4,760, 897
Other accounts	51	5,174,929,949	4	112,666,565

As of December 31, 2011, Mr. Lanzendorf beneficially owned shares of the fund with a dollar value between $100,001–$500,000.

This supplement should be retained with your Statement of Additional Information for future reference.

LMFX014442